SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 7, 2000
                                  -------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           NEXTPATH TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                            114 South Churton Street
                                    Suite 101
                            Hillsborough, N.C. 27278
                    ----------------------------------------
                    (Address of principal executive offices)

                                  919/644-0600
                               919/644-1115 (fax)
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

      Nevada                        000-26425                    84-1402416
  ---------------                  ------------              -------------------
  (State or other                  (Commission                (I.R.S. Employer
  jurisdiction of                  File Number)              Identification No.)
   incorporation)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On April 7, 2000, Crouch, Bierwolf & Chisholm, Certified Public Accountants, located in Salt Lake City, Utah, was engaged by the Company to audit the consolidated balance sheet of the Company as of December 31, 1999, and the related statement of income, stockholders' equity, and cash flows for the year then ended. Crouch, Bierwolf & Chisholm audited the consolidated balance sheets of the Company (formerly Hyperion Technologies, Inc.) as of December 31, 1998 and 1997 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 1998 and 1997 and from inception on June 27, 1997 through December 1998.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NextPath Technologies, Inc.



                                             By:/s/ David A. Nuttle
                                                --------------------------------
                                                David A. Nuttle, President

Date:  April 7, 2000